UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 17, 2011 (May 16, 2011)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street
New York, New York 10036
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 16, 2011, CIT Group Inc. announced that it had commenced an offer to certain eligible noteholders to exchange any and all of the outstanding Series A Notes listed in the table below (the “Series A Notes”) for corresponding newly issued Series C Notes of CIT listed in the table below (the “New Series C Notes”), upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement dated May 16, 2011 (the “Exchange Offer”). CIT has also commenced a consent solicitation which is open to all holders of the Series A Notes (the “Consent Solicitation”). The purpose of the Consent Solicitation is to generally replace the covenants and events of default for the Series A Notes with the same covenants that govern the existing 5.25% Series C Second-Priority Secured Notes due 2014 and 6.625% Series C Second-Priority Secured Notes due 2018.

CUSIP Number	Principal Amount Outstanding	Title of Series A Notes	Title of New Series C Notes
125581FV5	$3,156,011,226	7.00% Series A Second-Priority Secured Notes due May 1, 2015	7.00% Series C Second-Priority Secured Notes due May 4, 2015
125581FW3	$5,260,018,699	7.00% Series A Second-Priority Secured Notes due May 1, 2016	7.00% Series C Second-Priority Secured Notes due May 2, 2016
125581FX1	$7,364,026,178	7.00% Series A Second-Priority Secured Notes due May 1, 2017	7.00% Series C Second-Priority Secured Notes due May 2, 2017

     A copy of the Press Release announcing the Exchange Offer and Consent Solicitation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The exchange offer will be accounted for by CIT as a debt modification under GAAP. The FSA accretable discount on the former Series A Notes will not be accelerated and will continue to amortize over the remaining term of the debt. Consent Payments will be capitalized and amortized over the term of the Series C Notes in connection with which they were made. The direct costs incurred with third parties will be expensed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

     99.1 Press release dated May 16, 2011.

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Glenn A. Votek

Glenn A. Votek
Executive Vice President &
Treasurer

Dated: May 17, 2011